UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  December 22, 2003

                   FIFTH THIRD HOME EQUITY LOAN TRUST 2003-1
            (Exact name of registrant as specified in its charter)

New York (governing law of                333-108503		     56-2402642
Pooling and Servicing Agreement)         (Commission              (IRS EIN)
(State or other jurisdiction             File Number)
of Incorporation)

     c/o Citibank, N.A.
     399 Park Avenue
     New York, NY                                                 10043
     (Address of principal executive offices)                     (Zip Code)

     Registrant's telephone number, including area code:  (212) 657-2186

     (Former name or former address, if changed since last report)


ITEM 5.  Other Events

     On December 22, 2003 a distribution was made to holders of Fifth Third Home Equity Loan Asset-Backed Notes, Series 2003-1.


ITEM 7.  Financial Statements and Exhibits

     (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

     EX-99.1 Monthly report distributed to holders of Fifth Third Home Equity Loan Asset-Backed Notes, Series 2003-1, relating to the December 22, 2003 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:   1-06-2004
           --------------

     Filed on behalf of FIFTH THIRD HOME EQUITY LOAN TRUST 2003-1, by Citibank N.A., as Trustee for Fifth Third Home Equity Loan Asset-Backed Notes, Series 2003-1.


                  By:       /s/ Kristen Driscoll
                            -------------------------
                  Company:  Citibank, N.A. as Trustee